SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Xtrackers Municipal Infrastructure Revenue Bond ETF (RVNU)

Effective August 4, 2026, Xtrackers Municipal Infrastructure Revenue Bond ETF has changed its investment strategy and its name and is no longer offered by this Prospectus or Statement of Additional Information, each dated October 1, 2025, as supplemented. All references to Xtrackers Municipal Infrastructure Revenue Bond ETF are hereby removed from this Prospectus and Statement of Additional Information.
Effective August 4, 2026, Xtrackers Municipal Infrastructure Revenue Bond ETF is known as Xtrackers Municipal Infrastructure Revenue Bond Active ETF and is offered in a separate Prospectus and Statement of Additional Information, each dated August 4, 2026.
You can find the fund’s current Prospectus and Statement of Additional Information online at go.dws.com/ETFpros. You can also get this information at no cost by e-mailing a request to dbxquestions@list.db.com or by calling 1-844-851-4255, or you can ask your financial representative.
Please Retain This Supplement for Future Reference
August 4, 2026
PRO_SAISTKR26-29